Exhibit 10.1





                                                                           DRAFT
                                                                          2/7/95


          STOCKHOLDERS AGREEMENT dated as of ___________, 1995, among FORT HOWARD CORPORATION, a Delaware corporation (the "Company"), and the other
                                                 -------
parties to the Stockholders and Registration Rights Agreement, dated as of August 1, 1988, as amended.

          WHEREAS, FH Holdings Corp., formerly a Delaware corporation ("FH
                                                                        --
Holdings Corp."), and certain of the parties hereto entered into a Stockholders
- --------------
and Registration Rights Agreement, dated as of August 1, 1988, (the "1988
                                                                     ----
Agreements") which Agreement has heretofore been amended or otherwise modified
- ----------
pursuant to instruments dated as of September 21, 1988, November 1, 1989 and July 31, 1990 and was amended and restated in its entirety pursuant to an instrument dated as of December 7, 1990 (such Agreement, as amended and modified, the "1990 Stockholders Agreement"); and
               ---------------------------

          WHEREAS, in order to continue to provide for the control of the affairs of the Company and its subsidiaries in a manner consistent with the best interests of the Company and its subsidiaries, the Company and other parties hereto desire to make certain amendments to the 1990 Stockholders Agreement and to otherwise restate the provisions thereof;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the 1990 Stockholders Agreement is hereby amended and restated in its entirety as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

          SECTION 1.1.  Definitions.
                        -----------

          "Additional Sellers" shall have the meaning set forth in Section
           ------------------
4.1(a) hereof.

          "Adverse Person" means, as determined in the sole discretion of the
           --------------
Board of Directors in its good faith judgment, any transferee (i) that intends to take action or enter into a transaction to provide short-term financial gain to itself under circumstances not in the long-term interests of the Company or its stockholders (other than such transferee), (ii) that intends to cause, or is reasonably likely to cause, a material adverse impact on the business or prospects of the Company or (iii) that is a competitor of the Company or any of its direct or indirect subsidiaries.

          "Affiliate" shall have the meaning given to such term in Rule 12b-2
           ---------
promulgated under the Exchange Act.

          "Bankers Trust" means Bankers Trust New York Corporation, a New York
           -------------
corporation.

          "Bankers Trust Stock Purchase Agreement" means the Stock Purchase
           --------------------------------------
Agreement dated as of August 1, 1988 between FH Holdings Corp. and Bankers Trust, as amended from time to time.

          "beneficial owner" shall have the meaning given to such term in Rule
           ----------------
13d-3 promulgated under the Exchange Act.

          "Board of Directors" means the Board of Directors of the Company.
           ------------------

          "Business Day" means any day except a Saturday, Sunday or other day on
           ------------
which commercial banks in the City of New York are authorized or obligated by law to be closed.

          "Cash Equivalents" means (i) marketable direct obligations issued or
           ----------------
unconditionally guaranteed by the United States federal government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc. or
(iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.

          "Commission" means the Securities and Exchange Commission and any
           ----------
successor commission or agency having similar powers.

          "Common Stock" means common stock of the Company, par value $.01 per
           ------------
share.

          "control" shall have the meaning given to such term in Rule 12b-2
           -------
promulgated under the Exchange Act.

          "Direct Investors" means FPGT, Leeway and Bankers Trust.
           ----------------

          "Duly Endorsed" means duly endorsed in blank by the person or persons
           -------------
in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the NASD.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Executive Officer" shall have the meaning given to such term in
           -----------------
Rule 405 promulgated under the Securities Act.

          "FPGT" means First Plaza Group Trust, as trustee for certain pension
           ----
funds.

          "Fort Howard Equity Investors II" means Fort Howard Equity Investors
           -------------------------------
II, L.P., a Delaware limited partnership.

          "Fully Diluted" means, with respect to Shares, all outstanding Shares
           -------------
and Shares issuable in respect of Share Equivalents.

          "Holder" means each person (other than the Company or any of its
           ------
subsidiaries) that, as a result of such Person's ownership of Shares or Share Equivalents, is or shall have become a party to this Agreement, whether in connection with the execution and delivery of the 1988 Agreement, 1990 Agreement or any Purchase Agreement, pursuant to Section 7.9 or Section 7.11 or otherwise; provided, however, that for purposes of Sections 2.1, 2.3, 2.4 and 2.5 of
Article II hereof, the term "Holder" shall not include any Management Investor other than Paul J. Schierl.

          "June 27, 1990 Letter Agreements" means those certain letter
           -------------------------------
agreements dated June 27, 1990 between the Company and certain Management Investors.

          "Leeway" means Leeway & Co., as nominee for State Street Bank and
           ------
Trust Co., as trustee for a master pension trust.

          "MEPA" means the Amended and Restated Management Equity Participation
           ----
Agreement dated as of August 8, 1988, by and among FH Holdings Corp. and the other parties signatory thereto, as amended from time to time, and giving effect to the June 27, 1990 Letter Agreements.

          "MEP" means the Fort Howard Corporation Management Equity Plan as
           ---
amended from time to time.

          "Management Investor" means a party identified as a Management
           -------------------
Investor on a signature page to the MEPA or a person deemed to be a "Management Investor" pursuant to the terms of the June 27, 1990 Letter Agreements, or a person who purchased shares of Common Stock pursuant to the MEP prior to ________, 1995.

          "Minimum Registration Amount" means that number of Registrable
           ---------------------------
Securities outstanding at the following designated times which represent the following percentages of Fully Diluted Shares: (i) prior to the end of the Second Registration Period, the Registrable Securities then outstanding representing not less than 15% of the Fully Diluted Shares; and (ii) following the end of the Second Registration Period, the Registrable Securities then outstanding representing not less than 10% of the Fully Diluted Shares.

          "Minimum Registration Request Percentage" means Registrable Securities
           ---------------------------------------
outstanding at the following designated times representing the following percentages of Fully Diluted Shares: (i) at any time during the Second Registration Period, the Registrable Securities then outstanding representing at least 25% of the Fully Diluted Shares or the Registrable Securities then outstanding representing at least 5% of the Fully Diluted Shares held by Management Investors; and (ii) at any time following the termination of the Second Registration Period, the Registrable Securities then outstanding representing at least 10% of the Fully Diluted Shares or the Registrable Securities then outstanding representing at least 5% of the Fully Diluted Shares held by Management Investors.

          "Morgan Stanley" means Morgan Stanley Group Inc., a Delaware
           --------------
corporation, and its Affiliates, but shall not include MSLEF.

          "Morgan Stanley & Co." means Morgan Stanley & Co. Incorporated, a
           --------------------
Delaware corporation.

          "Morgan Stanley Group" means Morgan Stanley Group Inc., a Delaware
           --------------------
corporation.

          "MS/Fund Investors" means MSLEF and Morgan Stanley Group.
           -----------------

          "MSLEF" means The Morgan Stanley Leveraged Equity Fund II, L.P., a
           -----
Delaware limited partnership.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Newco" shall have the meaning set forth in Section 6.2 hereof.
           -----

          "1995 Initial Public Offering" means the underwritten public offering
           ----------------------------
of the Company's common stock pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23, 1994, as amended.

          "1991 Subscription Agreement" means the Subscription Agreement dated
           ---------------------------
as of March 12, 1991, between the Company and Fort Howard Equity Investors.

          "1990 Agreement" means the Agreement dated as of July 31, 1990,
           --------------
between the Company and Paul J. Schierl and Carol A. Schierl, as amended from time to time.

          "1990 Subscription Agreement" means the Subscription Agreement dated
           ---------------------------
as of the date hereof, among the Company and FPGT and Leeway, as amended from time to time.

          "Permitted Transferee" means:
           --------------------

          (i) in the case of Paul J. Schierl, as such term is defined in the 1990 Agreement;

          (ii) in the case of any Direct Investor, a person that is an Affiliate of such Direct Investor, it being understood that for purposes of this provision in the case of any Direct Investor or Permitted Transferee thereof which is a trust established under an employee benefit plan subject to ERISA, any other trust established directly or indirectly under such plan or any other such plan having the same sponsor (an "Affiliated
                                                              ----------
     Employee Benefit Trust") shall be deemed an Affiliate of such Direct
     ----------------------
     Investor or Permitted Transferee thereof;

          (iii) in the case of MSLEF, (A) any general or limited partner of MSLEF (a "MSLEF Partner"), and any corporation, partnership, Affiliated
               -------------
     Employee Benefit Trust or other entity which is an Affiliate of any MSLEF Partner (collectively, the "MSLEF Affiliates"), (B) any managing director,
                                 ----------------
     general partner, director, limited partner, officer or employee of MSLEF or a MSLEF Affiliate (collectively, "MSLEF Associates"), (C) the heirs,
                                       ----------------
     executors, administrators, testamentary trustees, legatees or beneficiaries of any MSLEF Associate, and (D) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which, include only MSLEF, MSLEF Affiliates, MSLEF Associates, their spouses or their lineal descendants;

          (iv) in the case of Morgan Stanley Group, (A) any corporation, partnership or other entity which is an Affiliate of Morgan Stanley Group (collectively, the "MSG Affiliates"), (B) any managing director, general
                         --------------
     partner, director, limited partner, officer or employee of Morgan Stanley Group or an MSG Affiliate (collectively, the "MSG Associates"), (C) the
                                                   --------------
     heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any MSG Associates, and (D) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which include only Morgan Stanley Group, MSG Affiliates, MSG Associates, their spouses or their lineal descendants; and

          (v) in the case of any other person, as such term is defined in such person's Purchase Agreement;

provided, however, that any such person has agreed in writing, in accordance with Section 7.9 hereof and with any analogous provision of the Purchase Agreements by which the transferor of such shares shall be bound, to be bound and have become bound by the terms and conditions of this Agreement and any such Purchase Agreement to the same extent and in the same manner as the Holder transferring Shares to him; and, provided further, that the transfer to any such person is in compliance with federal and all applicable state and foreign securities laws. The term "Permitted Transferees" shall mean any combination of such Permitted Transferees.

          "person" means an individual, partnership, corporation, business
           ------
trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

          "Public Offering" means an underwritten public offering of equity
           ---------------
securities of the Company pursuant to an effective registration statement under the Securities Act.

          "Purchase Agreements" means, collectively, the MEPA, the Agreements as
           -------------------
defined in the MEP, the Securities Purchase Agreement, the Bankers Trust Stock Purchase Agreement, the June 27, 1990 Letter Agreements, the 1990 Agreement, the 1990 Subscription Agreement, the 1991 Subscription Agreement and all other agreements providing for the purchase of Shares heretofore entered into or which otherwise have been or hereafter will be designated by the Company as "Purchase Agreements".

          "Readily Marketable Securities" means those securities that are (i)
           -----------------------------
(A) debt or equity securities of or other interests in any person that are traded on a national securities exchange, reported on by the National Association of Securities Dealers Automated Quotation System or otherwise actively traded over-the-counter or (B) debt securities of an issuer that has debt or equity securities that are so traded or so reported on and which a nationally recognized securities firm has agreed to make a market in, and (ii) which are not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or, if subject to such restrictions under the Securities Act, are also subject to registration rights reasonably acceptable to the Holders of a majority of the Shares that are not held by Controlling Stockholders (as determined pursuant to Section 2.5(a)).

          "Registrable Securities" means Shares and Share Equivalents acquired
           ----------------------
pursuant to the Purchase Agreements or granted to Management Investors by the Company or acquired upon the exercise of Registrable Securities; provided, however, that securities shall cease to be Registrable Securities if and when
(i) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

          "Registration Expenses" means (i) all registration and filing fees,
           ---------------------
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4.4(h) hereof), (vii) fees and expenses of any special experts retained by the Company in connection with such registration,
(viii) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Holders, (ix) fees and expenses of listing the Registrable Securities on a securities exchange, (x) rating agency fees and
(xi) fees and disbursements of underwriters customarily paid by issuers or sellers of securities; but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any fees and expenses of underwriter's counsel.

          "Second Registration Period" means the period commencing on August 2,
           --------------------------
1993, and terminating on August 2, 1996.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Purchase Agreement" means the Securities Purchase
           -----------------------------
Agreement dated as of August 1, 1988 among FH Holdings Corp., FPGT, Leeway and the other parties signatory thereto, as amended from time to time.

          "Share Equivalents" means securities of any kind issued by the Company
           -----------------
prior to the date hereof, convertible into or exchangeable for Shares or options, warrants or other rights to purchase or subscribe for Shares or securities convertible into or exchangeable for Shares.

          "Shares" means any share of Common Stock acquired prior to the date
           ------
hereof.

          "Third Party" means a prospective purchaser of Shares in an
           -----------
arm's-length transaction from a Holder where such purchaser is not an Affiliate of such Holder.


                                   ARTICLE II

                            RESTRICTIONS ON TRANSFER
                            ------------------------

          SECTION 2.1.  General Restrictions.  Each Holder agrees that it will
                        --------------------
not, directly or indirectly, offer, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Shares (or solicit any offers to buy or otherwise acquire, or take a pledge of any Shares), except in compliance with the Securities Act, the Purchase Agreement to which such Holder is a party and this Agreement.

          SECTION 2.2.  Legends.
                        -------

          (a) Each certificate evidencing outstanding Shares that is issued to any Management Investor, other than Paul J. Schierl, shall bear a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE OFFERED, SOLD OR
          TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

          (b)  Each certificate evidencing outstanding Shares that is issued to
(i) any Holder other than any Holder who is a Management Investor and (ii) Paul
J. Schierl, shall bear a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE OFFERED, SOLD OR
          TRANSFERRED ONLY

          IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE [PURCHASE AGREEMENT], DATED AS OF [DATE], AND THE STOCKHOLDERS AGREEMENT DATED AS OF [DATE], AS AMENDED, COPIES OF EACH OF WHICH MAY BE OBTAINED FROM FORT HOWARD CORPORATION."

          (c) In the event that any Shares or Share Equivalents shall cease to be Registrable Securities, the Company shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such Shares or Share Equivalents without the legend required by Section 2.2(a) or the first sentence of the legend required by Section 2.2(b) hereof endorsed thereon. In the event that any Shares or Share Equivalents shall cease to be subject to the restrictions on transfer set forth in this Agreement and the Purchase Agreements, the Company shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such Shares or Share Equivalents without the second sentence of the legend required by Section 2.2(b) hereof endorsed thereon.

          SECTION 2.3.  Certain Sales of Shares by Holders.
                        ----------------------------------

          (a) Each Holder agrees that it will not, except as required by law and except as otherwise hereinafter provided, directly or indirectly, make any sale or create, incur or assume any encumbrance with respect to any Shares or Share Equivalents held by such Holder other than (x) cash sales subject to
Section 2.3(b) hereof and (y) sales subject to Section 2.4 or 2.5 hereof. Each such sale shall be pursuant to the procedures, and subject to the limitations, set forth in this Article II and in the applicable Purchase Agreement. Notwithstanding the foregoing, nothing in this Article II shall limit the right of a Holder to, directly or indirectly, dispose of any Shares or Share Equivalents held by such Holder to (i) any of its Permitted Transferees, (ii) the Company or, pursuant to Article V hereof or Article VIII of the MEPA, the Company's designee, (iii) subject to Section 2.3(b) hereof, any person for cash if (A) such person becomes a Holder pursuant to Section 7.9 hereof, (B) immediately after such sale, the transferee and its Affiliates do not in the aggregate beneficially own Shares representing more than 15% of the then outstanding Shares, unless the prohibition against such sale to such transferee and its Affiliates is waived by a majority of the members of the Board of Directors, and (C) the transferee and its Affiliates shall not be an Adverse Person, (iv) any person pursuant to a Public Offering in connection with the exercise of registration rights set forth in Article IV hereof, (v) any person pursuant to a sale under Rule 144 under the Securities Act occurring after 15% or more of the outstanding Shares have been sold pursuant to one or more Public Offerings, but only to the extent the amount of Shares or Share Equivalents sold in such sale under Rule 144 does not exceed the volume limitations set forth in Rule 144(e)(i) in effect on the date hereof (whether or not applicable under the requirements of such Rule) or (vi) pursuant to an effective Registration Statement on Form S-8. In addition, nothing in this Agreement or the Purchase Agreements shall limit the right of either Morgan Stanley or MSLEF to, directly or indirectly, make any disposition permitted under the Securities Act of all or a portion of the Shares beneficially owned by either of them to any transferee, whether or not otherwise permitted by this Agreement, (A) at any time in connection with the refinancing of the Company's outstanding debt, or
(B) subject to Section 2.4 and Section 2.5 hereof, at any time in connection with one transaction or a series of transactions in which Morgan Stanley and/or MSLEF intends to sell such number of Shares then constituting a majority of the outstanding Shares subject to this Agreement at that time.

          (b)  (i)  Obligation to Make Pre-emptive Offer.  Subject to Section
                    ------------------------------------
2.4(c) and Section 2.5(c) hereof, in the event that any Holder (an "Offering
                                                                    --------
Holder") receives or otherwise negotiates a bona fide offer (a "Transfer Offer")
- ------                                                          --------------
to purchase for cash any or all of the Shares (the "Transfer Stock") then owned
                                                    --------------
by such Offering Holder from any Third Party or other Holder (the "Offeror")
                                                                   -------
which such Offering Holder wishes to accept, such Offering Holder shall cause the Transfer Offer to be reduced to writing and shall provide a written notice (a "Transfer Notice") of such Transfer Offer to the Company and the Company
    ---------------
shall provide written notice of such Transfer Offer to the other Holders (the "Holder Offerees" and, together with the Company, the "Transfer Offerees"). The
 ---------------                                       -----------------
Transfer Notice shall also contain an irrevocable offer (a "Pre-emptive Offer")
                                                            -----------------
to sell the Transfer Stock to the Transfer Offerees for all cash at a price equal to the price and upon substantially the same terms as the terms contained in such Transfer Offer and shall be accompanied by a true and correct copy of such Transfer Offer (which shall identify the Offeror, the Transfer Stock, the price contained in such Transfer Offer and all the other terms and conditions of such Transfer Offer). The Transfer Offerees shall have the irrevocable right and option, within 30 days after the date the Transfer Notice is given to such Transfer Offerees (the "Initial Notice Period"), to accept the Pre-emptive Offer
                        ---------------------
(subject to the priorities and pro rata adjustments set forth below) as to any shares of the Transfer Stock. Each Transfer Offeree which desires to exercise such option with respect to a Pre-emptive Offer shall provide the Offering Holder with written notice (specifying the number of shares of the Transfer Stock which such Transfer Offeree is requesting to purchase pursuant to such Pre-emptive Offer), with a copy to the Company within the Initial Notice Period.

          (ii) Allocation of Shares.  The allocation of Transfer Stock to
               --------------------
Transfer Offerees pursuant to a Pre-emptive Offer shall be made as follows:

               (A)  Undersubscribed Offer.  If the total number of shares of
                    ---------------------
     Transfer Stock requested for purchase by all Transfer Offerees is less than the total number of shares of Transfer Stock (an "Undersubscribed Offer"),
                                                       ---------------------
     each Transfer Offeree shall be entitled to receive that number of shares of Transfer Stock such Transfer Offeree accepted for purchase.

               (B)  Fully Subscribed Offer -- Equal Allocation.  If every
                    ------------------------------------------
     Transfer Offeree requests to purchase a number of shares of Transfer Stock equal to or greater than such Transfer Offeree's "Pro-Rata Amount" (as
                                                       ---------------
     hereinafter defined), then each Transfer Offeree shall be entitled to receive such Transfer Offeree's Pro-Rata Amount.

               (C)  Fully Subscribed Offer -- Unequal Allocation.  If such
                    --------------------------------------------
     Pre-emptive Offer is not an Undersubscribed Offer and any Transfer Offeree requests to purchase a number of shares equal to or less than their respective Pro-Rata Amounts, each Transfer Offeree shall (x) first, be entitled to receive the number of shares of Transfer Stock requested for purchase by such Transfer Offeree or, if less, the number of shares of Transfer Stock equal to such Transfer Offeree's Pro-Rata Amount, and (y) second, with respect to any Transfer Offeree requesting Excess Shares (as hereinafter defined), receive that number of additional shares equal to the lesser of the number of Excess Shares such Transfer Offeree requested and such Transfer Offeree's allocable share of the Excess Shares determined by comparing respective Pro-Rata Amounts for each Transfer Offeree who requested Excess Shares, applied on an iterative basis to the extent that any such Transfer Offeree's request shall be satisfied in full without all Excess Shares being allocated.

          (iii)     Second Notice Period in Case of Undersubscribed Offer.  If
                    -----------------------------------------------------
any Pre-emptive Offer is an Undersubscribed Offer, the Offering Holder shall after the close of the Initial Notice Period so notify the Transfer Offerees, specifying the details of the initial subscription, and each Transfer Offeree shall have the irrevocable right and option, within 15 days after delivery of such notice (the "Second Notice Period") to accept for purchase those shares of
                  --------------------
Transfer Stock (the "Remaining Transfer Stock") not previously accepted during
                     ------------------------
the Initial Notice Period. Shares of Remaining Transfer Stock shall be allocated to Transfer Offerees requesting to purchase Remaining Transfer Stock in the same manner as shares of Transfer Stock are required to be allocated to Transfer Offerees as provided in Section 2.3(b)(ii) above. In the event that all shares of Transfer Stock are not accepted for purchase pursuant to this
Section 2.3(b), the Company shall have the right, by notice given to the Offering Holder within five days of receipt from the Offering Holder of notice of the results of the foregoing offers to Holder Offerees, to purchase or cause its designee to purchase such remaining shares of Transfer Stock.

          (iv) Closing.  The closing of the purchases of the Transfer Stock by
               -------
the Transfer Offerees who have exercised the option pursuant to this Section 2.3(b) shall take place at the principal office of the Company on the third Business Day after the expiration of the Initial Notice Period or the Second Notice Period, as the case may be. At such closing, such Transfer Offerees shall deliver a certified check or checks in the appropriate amount to the Offering Holder against delivery of certificates representing the Transfer Stock so purchased, Duly Endorsed.

          (v)  Default.  If any shares of the Transfer Stock allocated to a
               -------
Holder Offeree are not purchased by such Holder Offeree (collectively, the "Transfer Default Stock"), such shares of Transfer Default Stock may be
 ----------------------
purchased by the other Holder Offerees purchasing Transfer Stock (the "Default
                                                                       -------
Offerees"), allocated among such Default Offerees (with rounding to avoid
- --------
fractional Shares) in proportion to the number of Shares of Transfer Stock otherwise being purchased by those of such Default Offerees who agree to purchase Transfer Default Stock; provided, however, that, if the Default Offerees do not purchase all the Transfer Default Stock, the Company or its designee may purchase the remaining Transfer Default Stock. The Company shall establish reasonable time periods and procedures in connection with any such offering to Default Offerees.

          (vi) Right of Offering Holder to Sell After Pre-Emptive Offer.
               --------------------------------------------------------
Notwithstanding the acceptance by any Transfer Offeree to commit to purchase a portion of the Transfer Stock or the Remaining Transfer Stock pursuant to
Section 2.3(b)(i) or Section 2.3(b)(iii) hereof, if at the end of the Second Notice Period the Transfer Offerees (including, without limitation, the Company) shall have collectively accepted the Pre-Emptive Offer as to less than all of the Transfer Stock covered thereby (the "Partial Purchase Commitment"), the
                                         ---------------------------
Offering Holder shall immediately notify the Company and the Transfer Offerees as to whether or not it shall accept such Partial Purchase Commitment. If such Partial Purchase Commitment is accepted, the closing for such purchase of a portion of such Transfer Stock shall take place pursuant to Section 2.3(b)(iii) hereof. The Offering Holder shall have the right within the time hereinafter specified to sell any Transfer Stock not included in the Partial Purchase Commitment to the Offeror at a price not less than that contained in the Transfer Notice. If the Offering Holder determines not to sell any Transfer Stock pursuant to the Partial Purchase Commitment, or if the Company notifies the Offering Holder that no Transfer Offeree has accepted any portion of the Pre-emptive Offer, the Offering Holder shall have 30 days from such date (the "Offeror Sales Period"), in which to sell all, but not less than all, of the
 --------------------
Transfer Stock to the Offeror at a price not less than that contained in the Transfer Notice and on terms not more favorable to the Offeror than were contained in the Transfer Notice. No sale may be made to any Offeror unless such Offeror agrees in writing, in form and substance acceptable to the Company, to be bound by the provisions of this Agreement and the relevant provisions of the Purchase Agreements. Promptly after any sale pursuant to this Section 2.3(b), the Offering Holder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion (including time of completion) of such sale and of the terms thereof as the Company may request. If, at the termination of the Offeror Sales Period, the Offering Holder has not completed the sale of all the Transfer Stock, such Holder shall no longer be permitted to sell such shares pursuant to this Section 2.3(b) without again fully complying with the provisions of this Section 2.3(b) and all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to all such person's Shares, including the Transfer Stock.

          (vii)     Certain Defined Terms.  For purposes of this Section 2.3,
                    ---------------------
the following terms shall have the meanings indicated below:

               "Excess Shares" means, with respect to any Transfer Offeree, a
                -------------
     number of Shares in excess of such Transfer Offeree's Pro-Rata Amount.

               "Pro Rata Amount" means, with respect to any Transfer Offeree,
                ---------------
     such Transferee's pro-rata share of the number of shares of Transfer Stock (such proration being based on the respective numbers of Shares held by each of the Transferee Offerees).

          SECTION 2.4.  Rights of Inclusion.
                        -------------------

          (a) (i) Subject to Section 2.5(c) hereof, no Holder or Holders shall, individually or collectively, in any one transaction or any series of similar transactions, directly or indirectly, sell or otherwise dispose of a majority of the outstanding Shares subject to this Agreement to any Third Party unless the terms and conditions of such sale or other disposition to such Third Party shall include an offer to each of the other Holders and their respective Permitted Transferees (the "Section 2.4 Transfer Offerees"), to include, at the
                            -----------------------------
option of each Section 2.4 Transfer Offeree, in the sale or other disposition to the Third Party, such number of Shares owned by each such Section 2.4 Transfer Offeree as determined in accordance with this Section 2.4(a). If any Holder or Holders receive from a Third Party a bona fide offer or offers to purchase or otherwise acquire (a "Section 2.4 Transfer Offer") that number of Shares (the
                      --------------------------
"Section 2.4 Transfer Stock") representing an amount greater than a majority of
 --------------------------
the outstanding Shares subject to this Section 2.4, such Holders (collectively, the "Section 2.4 Offering Holder") shall then cause the Section 2.4 Transfer
     ---------------------------
Offer to be reduced to writing and shall provide written notice (the "Section
                                                                      -------
2.4 Transfer Notice") of such Section 2.4 Transfer Offer to each of the Section
- -------------------
2.4 Transfer Offerees in the manner set forth in this Section 2.4 hereof.  The
Section 2.4 Transfer Notice shall contain a true and correct copy of the Section
2.4 Transfer Offer. In addition, the Section 2.4 Transfer Notice shall identify the Third Party, the Section 2.4 Transfer Stock, the price contained in the
Section 2.4 Transfer Offer, all the other terms and conditions of the Section
2.4 Transfer Offer and, in the case of a Transfer Offer in which the consideration payable for Shares consists in part or in whole of consideration other than cash, such information relating to such consideration as the Company may reasonably determine. The Section 2.4 Transfer Offerees shall have the right and option, within 30 days after the date the Section 2.4 Transfer Notice is given to such Section 2.4 Transfer Offerees (the "Section 2.4 Notice
                                                     ------------------
Period"), to accept the Section 2.4 Transfer Offer for up to such number of
- ------
Shares as is determined in accordance with the provisions of this Section 2.4(a). Each Section 2.4 Transfer Offeree which desires to exercise such option shall provide the Section 2.4 Offering Holder with written notice (specifying the number of shares of the Section 2.4 Transfer Stock as to which such Section
2.4 Transfer Offeree is accepting the offer) and delivering to the Section 2.4 Offering Holder the certificate or certificates representing the Shares to be sold or otherwise disposed of pursuant to such offer by such Section 2.4 Transfer Offeree, together with a limited power-of-attorney authorizing the Section 2.4 Offering Holder to sell or otherwise dispose of such Shares pursuant to the terms of the Section 2.4 Transfer Offer. Delivery of such certificate or certificates representing the Shares to be sold and the limited power-of-attorney authorizing the Section 2.4 Offering Holder to sell or otherwise dispose of such Shares shall constitute an irrevocable acceptance of the Section 2.4 Transfer Offer by the Section 2.4 Transfer Offeree.

          (ii) Each Section 2.4 Transfer Offeree shall have the right to sell pursuant to the Section 2.4 Transfer Offer Shares equal to the product of (A) the total number of Shares then beneficially owned by such Section 2.4 Transfer Offeree, times (B) a fraction, the numerator of which shall be the total number of Shares proposed to be sold by such Section 2.4 Offering Holder, and the denominator of which shall be the total number of Shares beneficially owned by such Section 2.4 Offering Holder (the "Section 2.4 Transfer Offeree Shares").
                                       -----------------------------------

          (iii) Promptly after the consummation of the sale or other disposition of the Shares of the Section 2.4 Offering Holder and the Section 2.4 Transfer Offerees to the Third Party pursuant to the Section 2.4 Transfer Offer, the Section 2.4 Offering Holder shall notify the Section 2.4 Transfer Offerees thereof, shall remit to each of the Section 2.4 Transfer Offerees the total sales price of the Shares of such Section 2.4 Transfer Offeree sold or otherwise disposed of pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by the Section 2.4 Transfer Offerees.

          (iv) If at the termination of the Notice Period any Section 2.4 Transfer Offeree shall not have accepted the offer contained in the Section 2.4 Transfer Notice, such Section 2.4 Transfer Offeree will be deemed to have waived any of and all of its rights under this Section 2.4 with respect to the sale or other disposition of its Section 2.4 Transfer Offeree Shares to such Third Party. The Section 2.4 Offering Holder shall have 60 days in which to sell the
Section 2.4 Transfer Stock and Section 2.4 Transfer Offeree Shares, not otherwise excluded pursuant to the previous sentence, to the Third Party, at a price not higher than that contained in the Section 2.4 Transfer Notice and on terms not more favorable to the Section 2.4 Offering Holder than were contained in the Section 2.4 Transfer Notice. Promptly after any sale pursuant to this
Section 2.4, the Offering Holder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion thereof (including time of completion) of such sale and of the terms thereof as the Company may request. If, at the end of such 60-day period, the Section 2.4 Offering Holder has not completed the sale of all the Section 2.4 Transfer Stock and Section 2.4 Transfer Offeree Shares, not otherwise excluded pursuant to this Section 2.4(a)(iv), the Section 2.4 Offering Holder shall return to such Section 2.4 Transfer Offerees all certificates representing the

Shares which such Section 2.4 Transfer Offerees delivered for sale or other disposition pursuant to this Section 2.4(a), and all the restrictions on sale or other disposition contained in this Agreement with respect to Shares owned by the Section 2.4 Offering Holder shall again be in effect.

          (v) Notwithstanding anything contained in this Section 2.4(a), there shall be no liability on the part of the Section 2.4 Offering Holder to any
Section 2.4 Transfer Offeree in the event that the sale of Shares pursuant to
Section 2.4(a)(iv) is not consummated for whatever reason. Whether to effect a sale of Shares pursuant to this Section 2.4(a) by the Section 2.4 Offering Holder is in the sole and absolute discretion of such Section 2.4 Offering Holder.

          (b) The provisions of Section 2.4(a) hereof shall not be applicable to any transfer of Shares (i) from any Holder to any Permitted Transferee, provided that such Permitted Transferee agrees in writing, pursuant to Section
7.9 hereof, to be bound by the terms and conditions of this Agreement to the same extent and in the same manner as the Holder transferring such Shares or
(ii) made pursuant to a Public Offering.

          (c) The provisions of Section 2.3(b) hereof shall not be applicable to any transfer of Shares made pursuant to the provisions of Section 2.4 hereof.

          SECTION 2.5.  Rights to Compel Sale.
                        ---------------------

          (a) If any Holder or Holders that collectively own a majority of the outstanding Shares then subject to this Section 2.5 (collectively, the "Controlling Stockholders") propose to sell to a Third Party for cash, Cash
 ------------------------
Equivalents or Readily Marketable Securities all Shares held by them and their respective Permitted Transferees to a Third Party (the "Section 2.5 Transfer
                                                        --------------------
Offer"), then (in addition to the right of the remaining Holders and their
- -----
respective Permitted Transferees to participate in such sale pursuant to Section
2.4 hereof) the Controlling Stockholders may, at their option, but subject to
Section 2.5(d) hereof, require each and every one of the remaining Holders and their respective Permitted Transferees (the "Remaining Holders") to sell all
                                             -----------------
Shares held by such Remaining Holders to the Third Party, for the same consideration per Share and otherwise on the same terms and conditions upon which the Controlling Stockholders sell their Shares.

          (b) (i) The Controlling Stockholders shall cause the Section 2.5 Transfer Offer to be reduced to writing and shall provide a written notice (the "Section 2.5 Transfer Notice") of such Section 2.5 Transfer Offer to the Company
 ---------------------------
and the Company shall provide written notice of such Section 2.5 Transfer Offer to the Remaining Holders. The Section 2.5 Transfer Notice shall contain written notice of the exercise of the Controlling Stockholders' rights pursuant to
Section 2.5(a) hereof, setting forth the consideration per Share to be paid by the Third Party and the other terms and conditions of the Section 2.5 Transfer Offer.

Within 20 days following the date of the Section 2.5 Transfer Notice, each of the Remaining Holders shall deliver to a representative of the Controlling Stockholders designated in the Section 2.5 Transfer Notice certificates representing the Shares held by such Remaining Holder, Duly Endorsed, together with all other documents required to be executed in connection with such Section
2.5 Transfer Offer or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Shares pursuant to this Section 2.5(b) at the closing for such Section 2.5 Transfer Offer against delivery to such Remaining Holder of the consideration therefor. In the event that a Remaining Holder should fail to deliver such certificates to the Controlling Stockholders, the Company shall cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 2.5(b) and that such Shares shall be transferred only to the Third Party upon surrender for transfer by the Remaining Holder thereof.

          (ii) If, within 120 days after the Controlling Stockholders give the Transfer Notice, they have not completed the sale of all the Transfer Stock, the Controlling Stockholders shall return to each of the Remaining Holders all certificates representing Shares that such Remaining Holder delivered for sale pursuant hereto, and all the restrictions on sale or other disposition contained in the Agreement with respect to Shares owned by the Controlling Stockholders shall again be in effect.

          (iii) Promptly after the consummation of the sale of Shares of the Controlling Stockholders and Remaining Holders pursuant to this Section 2.5, the Controlling Stockholders shall give notice thereof to the Remaining Holders, shall remit to each of the Remaining Holders the total sales price of the Shares of such Remaining Holders sold pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by such Remaining Holders.

          (c) The provisions of Section 2.3(b) hereof shall not be applicable to any transfer of Shares made pursuant to the provisions of Section 2.5 hereof. In the event that any Remaining Holder shall be required to sell Shares pursuant to the provisions of Section 2.5 hereof, then the provisions of Section 2.4 hereof shall not be applicable to such Remaining Holder.

          (d) Notwithstanding the foregoing provisions of this Section 2.5, no Remaining Holder which is a trust under an employee benefit plan subject to ERISA (an "ERISA Holder") shall be obligated to sell any Shares pursuant to this
           ------------
Section 2.5 if such Remaining Holder determines in good faith, upon advice of counsel, that there is a material risk that such sale would constitute a prohibited or a party-in-interest transaction or would otherwise contravene ERISA and gives the Controlling Stockholders notice thereof within 20 days after receiving a Section 2.5 Transfer Notice. Notwithstanding the foregoing provisions of this Section 2.5(d), such ERISA Holder shall, if requested by the Controlling

Stockholders, use reasonable commercial efforts to obtain an appropriate exemption from any such ERISA restriction or to participate in restructuring such proposed transaction in such a manner that such ERISA Holder can determine that no such material risk exists, and the Controlling Stockholder, such ERISA Holder and the Company shall cooperate with each other in such regard; provided, however, that neither of them shall be required to take any action which it determines in good faith to be contrary to its best interests.

          SECTION 2.6.  Improper Transfer.  Any attempt to sell, assign,
                        -----------------
transfer, grant a participation in, pledge or otherwise dispose of any Shares not in compliance with this Agreement shall be null and void and neither the Company nor any transfer agent shall give any effect in the Company's stock records to such attempted sale, assignment, transfer, grant of a participation in, pledge or other disposition.


                                   ARTICLE III

              CERTAIN AGREEMENTS REGARDING THE BOARD OF DIRECTORS
              ---------------------------------------------------

          SECTION 3.1.  Nomination of Directors and Certain Other Management
                        ----------------------------------------------------
Rights.  So long as MSLEF or FH Equity Investors II shall own shares of Common
- ------
Stock of the Company, MSLEF and FH Equity Investors II, as the case may be, each shall have the following rights with respect to the Company: (i) the right to have a designee nominated for election to the Board of Directors at any annual meeting of the Company's shareholders, provided that MSLEF or FH Equity Investors II, as the case may be, does not already have a designee as a member of the Board of Directors at the time of such annual meeting; (ii) in the event of a vacancy on the Board of Directors created by the resignation, removal or death of a director nominated by MSLEF or Fort Howard Equity Investors II, the right to have a designee nominated for election to fill such vacancy; (iii) the right to routinely consult with the management of the Company on matters relating to the Company; (iv) the right to inspect the books and records of the Company; (v) if MSLEF and FH Equity Investors II each do not have a designee elected as a member of the Board of Directors of the Company or each do not elect to have a designee nominated, the right to have a representative of MSLEF and FH Equity Investors II attend the meetings of the Board of Directors and to participate in discussions (but not vote) at such meetings; and (vi) the right to inspect the properties and operations of the Company. To the extent the Company's proxy statement for any annual meeting includes a recommendation regarding the election of any other nominees to the Company's Board of Directors, the Company agrees to include a recommendation that the shareholders also vote in favor of the foregoing nominees. The rights provided to MSLEF and FH Equity Investors II in this Section 3.1 are intended to enable MSLEF and FH Equity Investors II or any partner of MSLEF and FH Equity Investors II to be operated as a "venture capital operating company" within the meaning of the regulations of the Department of Labor set forth in 29 CFR Section 2510.3-101(d), and this Section 3.1 shall be interpreted accordingly.


                                   ARTICLE IV

                               REGISTRATION RIGHTS
                               -------------------

          SECTION 4.1.  Registration on Request of Holders.
                        ----------------------------------

          (a)  Subject to the Company's Right of First Refusal as provided in
Section 5.1(a) hereof, upon the written request of Holders of the Minimum Registration Request Percentage of the Registrable Securities outstanding (the "Selling Investors"), requesting that the Company effect the registration under
 -----------------
the Securities Act of not less than the Minimum Registration Amount of Registrable Securities, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by the Selling Investors of at least the Minimum Registration Amount, then held by the Selling Investors and their Permitted Transferees; and

          (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request received by the Company within five Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that

          (A) the Company shall not be obligated to file a registration statement relating to a registration request under this Section 4.1(a) within a period of six months after the effective date of any other registration statement of the Company other than any registration statement relating to Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with an acquisition by the Company of another company,

          (B) with respect to any registration statement filed, or to be filed, pursuant to this Section 4.1, if the Company shall furnish to the Selling Investors a certified resolution of the Board of Directors stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company) be significantly disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders for such a
      -------------------------
     registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Selling Investors and any other holders selling securities pursuant to an effective registration statement) and upon receipt of any such notice of a Disadvantageous Condition such Selling Investors and any other holders selling securities pursuant to an effective registration statement (the "Additional Sellers") will forthwith
                                  ------------------
     discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities, and

          (C) subject to Section 4.1(f) hereof, the Company shall not be obligated to pay any Registration Expenses in connection with more than four registrations requested in the aggregate pursuant to this Section 4.1.

Unless the Holders of Registrable Securities (representing a majority of the Fully Diluted Shares) then held by the Selling Investors, the Additional Sellers and their Permitted Transferees shall otherwise consent in writing, no other person (including the Company), other than another Holder of Registrable Securities, shall be permitted to offer any securities under any registration pursuant to this Article IV. Promptly after the expiration of the five Business Day period referred to in Section 4.1(a)(ii) hereof, the Company will notify all the Holders to be included in the registration of the other Holders and the number of shares of Registrable Securities requested to be included therein. A majority of the Selling Investors requesting a registration under this Section 4.1(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability (except as set forth in Section 4.1(c) hereof) to any of the other Selling Investors or to any other holders of Registrable Securities requested to be registered pursuant to Section 4.1(a)(ii) hereof, by providing a written notice to the Company revoking such request. In the event that the Company shall give any notice of the withdrawal of a registration statement contemplated by clause
(B) above, the Company shall at such time as it in good faith deems appropriate file a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement, and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such initial registration statement was effective, shall be such time as may be otherwise required by this Agreement. There is no limitation on the number of times that the Company may withdraw a registration statement pursuant to this
Section 4.1(a). Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Company to register any of its securities other than Shares.

          (b)  Registration Statement Form.  If, pursuant to a registration
               ---------------------------
request under this Section 4.1, (i) the Company proposes to effect registration by filing a registration statement on Form S-3 (or any successor or similar short-form registration statement), (ii) such registration is in connection with a Public Offering and (iii) the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c)  Expenses.  The Company will pay all Registration Expenses in
               --------
connection with four registrations which are requested and become effective pursuant to this Section 4.1. The Company shall not be liable for Registration Expenses in connection with a registration that shall not have become effective due to a revocation by the Selling Investors requesting such registration under this Section 4.1. In such event, the obligation to pay the Registration Expenses in connection with such revoked registration shall be due and payable by the Selling Investors who initially requested and revoked such registration and the obligation of the Company to pay all Registration Expenses in connection with four registrations shall not be affected by such revoked registration. However, each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration requested pursuant to this
Section 4.1.

          (d)  Effective Registration Statement.  A registration requested
               --------------------------------
pursuant to this Section 4.1 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Securities Act and any of the Registrable Securities of the Selling Investors and their Permitted Transferees included in such registration have actually been sold thereunder, and (ii) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Securities of the Selling Investors, the Additional Sellers, and their respective Permitted Transferees included in such registration have actually been sold thereunder); provided, however, that if any effective registration statement requested pursuant to this
Section 4.1 is discontinued in connection with a Disadvantageous Condition, such registration statement shall be at the sole expense of the Company and shall not be included as one of the four registrations which may be requested pursuant to Section 4.1 hereof; and provided further, that if after any registration statement requested pursuant to this Section 4.1 becomes effective (i) such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of the Company and
(ii) less than 75% of the Registrable Securities included in such registration have been sold thereunder, such registration statement shall be at the sole expense of the Company and shall not be included as one of the four registrations which may be requested pursuant to Section 4.1 hereof.

          (e)  Selection of Underwriters.  If any requested registration
               -------------------------
pursuant to this Section 4.1 is in the form of a Public Offering, the Company will select Morgan Stanley & Co. as the manager or, if Morgan Stanley & Co. so desires, as the co-manager, that will administer the offering, provided, that Morgan Stanley & Co. shall perform such services as underwriter at the then customary market rates for similar underwriting services. If Morgan Stanley & Co. declines to act as manager or co-manager of the offering, the Holders of a majority of the Registrable Securities then held by the Selling Investors and their Permitted Transferees which are to be registered pursuant to this Section
4.1 shall have the right to select the manager or co-managers that will administer the offering.

          (f)  Pro Rata Participation in Requested Registrations.  If a
               -------------------------------------------------
requested registration pursuant to this Section 4.1 involves a Public Offering and the managing underwriter shall advise the Company that, in its view, the number of equity securities requested to be included in such registration (including securities which the Company requests to be included which are not Registrable Securities) exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold (the "Maximum Offering Size"), the Company
                                        ---------------------
will include in such registration, in the priority listed below, up to the Maximum Offering Size:

          (i)  Demand Registrants' Securities.  First, Registrable Securities
               ------------------------------
     requested to be included in such registration pursuant to Section 4.1(a)(i) and Section 4.1(a)(ii) hereof be allocated (if necessary for the offering not to exceed the Maximum Offering Size) pro rata among the Holders requesting registration pursuant to Section 4.1(a)(i) and Section 4.1(a)(ii) hereof on the basis of the relative number of Fully Diluted Shares represented by the Registrable Securities each such Holder has requested to be included in such registration).

          (ii) The Issuer's Securities.  Second, the equity securities proposed
               -----------------------
     to be sold by the Company but only to the extent such allocation would not result in the offering exceeding the Maximum Offering Size.

          (iii)     Other Holders' Securities.  Third, the equity securities
                    -------------------------
     proposed to be sold by any other person to the extent that the Holders of a majority of the

     Registrable Securities then held by the Selling Investors and their Permitted Transferees have consented, pursuant to Section 4.1(a) hereof, to the inclusion in such registration of such securities of such other persons, shall be allocated (if necessary for the offering not to exceed the Maximum Offering Size) pro rata among all such other persons on the basis of the relative number of securities each such person has requested to be included in such registration or on such other basis as may be consented to by the Company and the Selling Investors.

          (g) If Registrable Securities representing at least 50% of the number of Fully Diluted Shares requested to be registered by the Selling Investors and their Permitted Transferees are not included in such registration, then the Selling Investors and their Permitted Transferees may request that the Company effect an additional registration under the Securities Act of all or part of the Selling Investors' and such Permitted Transferees' Registrable Securities in accordance with the provisions of this Section 4.1, and the Company shall pay the Registration Expenses in connection with such additional registration (in addition to the four registrations referred to in Section 4.1(a) hereof).

          SECTION 4.2.  Incidental Registration.
                        -----------------------

          (a) If the Company at any time proposes to register any of its equity securities (the "Priority Securities") under the Securities Act (other than a
                 -------------------
registration (i) on Form S-8 or S-4 or any successor or similar forms, (ii) relating to Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (iii) in connection with a direct or indirect acquisition by the Company of another company, (iv) pursuant to a registration under Section 4.1 hereof, or (v) relating to any Shares purchased by certain parties in connection with various put options and call options granted under the MEPA to the Electing Parties (as defined therein)), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time, subject to the provisions of
Section 4.2(b) hereof, give prompt written notice to all Holders of record of Registrable Securities of its intention to do so and of such Holders' rights under this Section 4.2, at least 30 days prior to the anticipated filing date of the registration statement relating to such registration; provided that, if such registration involves a Public Offering, no such notice shall be required if the managing underwriter of the proposed offering advises that the number of Priority Securities equals or exceeds the Maximum Offering Size. Any such notice shall offer all such Holders the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder made within 20 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided that (i) if such registration involves a Public Offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 4.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (without prejudice, however, to rights of Holders under Section 4.1 hereof). If a registration pursuant to this
Section 4.2(a) involves a Public Offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing not less than five Business Days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 4.2 shall relieve the Company of its obligations to effect registrations upon request under Section 4.1 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 4.2.

          (b)  Priority in Incidental Registrations.  If a registration pursuant
               ------------------------------------
to this Section 4.2 involves a Public Offering and the managing underwriter advises the Company that, in its view, the number of equity securities (including all Registrable Securities) which the Company, the Holders and any other persons intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

          (i) first, all the Priority Securities (including any to be sold for the Company's own account or for other holders of Priority Securities), with such priorities among them as the Company may determine;

          (ii) second, all Registrable Securities requested to be included in such registration by the Holders pursuant to Section 4.2(a) hereof (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Holders requesting registration of such Registrable Securities pursuant to Section 4.2(a) hereof on the basis of the relative number of Fully Diluted Shares represented by the Registrable Securities each such Holder has requested to be included in such registration); and

          (iii) third, the equity securities requested to be sold for the account of any other persons (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the persons requesting registration of such equity securities on the basis of the relative number of Fully Diluted Shares represented by the equity securities each such person has requested to be included in such registration).

          SECTION 4.3.  Holdback Agreements.
                        -------------------

          (a) If any registration of Registrable Securities shall be in connection with a Public Offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such Public Offering) during the 7 days prior to, and during the 120-day period which begins on the effective date of such registration statement (except as part of such registration) provided that each Holder of Registrable Securities has received written notice of such registration at least two Business Days prior to the anticipated beginning of
the 7-day period referred to above.   The 120-day period referred to in this
Section 4.3(a) may be extended to 180 days upon the underwriters' reasonable request.

          (b) If any registration of Registrable Securities shall be in connection with a Public Offering, the Company agrees not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital stock or substantially all the assets of any other person or in connection with an employee stock ownership or other benefit plan) during the 7 days prior to, and during the 120-day period which begins on, the effective date of such registration statement (except as part of such registration).

          (c) If a registration pursuant to Section 4.2 involves a Public Offering of Priority Securities, each Holder agrees (not withstanding the fact that none of such Holder's Registrable Securities are to be included as part of such offering) that, without the prior written consent of Morgan Stanley & Co. (or in the case of Morgan Stanley and its Affiliates and MSLEF II, without the prior written consent of the co-managers of such offering), it will not, during the period ending 180 days after the date of the date of the registration statement relating to such offering, (i) offer, pledge, sell, contract to sell, sell an option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly any shares of Common

Stock or any securities convertible into or exchangeable or exchangeable for Common Stock, or (ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

          SECTION 4.4.  Registration Procedures.  Whenever Holders request that
                        -----------------------
any Registrable Securities be registered pursuant to Section 4.1 or 4.2 hereof, the Company will, subject to the provisions of such Sections, use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days.

          (b) the Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Holder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Holder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

          (c) After the filing of the registration statement, the Company will promptly notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) the Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by such registration statement reasonably (in light of such Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (e) The Company will immediately notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each such Holder any such supplement or amendment.

          (f) the Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (g) the Company will make available for inspection by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Holder or underwriter (collectively, the "Inspectors"), all
                                                        ----------
     financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably
                                        -------
     necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) The Company will furnish to each Holder of Registrable Securities covered by such registration statement and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority of the Holders of the Registrable Securities included in such registration statement or the managing underwriter therefor reasonably requests.

          (i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) The Company will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          The Company may require each Holder of Registrable Securities included in such registration statement to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.4(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.4(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 4.4(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 4.4(e) hereof to the date when the Company shall make available to the Holders a prospectus supplemented or amended to conform with the requirements of Section 4.4(e) hereof.

          SECTION 4.5.  Indemnification by the Company.  The Company agrees to
                        ------------------------------
indemnify and hold harmless each Holder of Registrable Securities covered by a registration statement, its officers, directors and agents, and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that the Company has provided such prospectus and it was the responsibility of such Holder to provide such person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this Section 4.5.

          SECTION 4.6.  Indemnification by Holders of Registrable Securities and
                        --------------------------------------------------------
Underwriters.  Each Holder of Registrable Securities included in any
- ------------
registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only (i) with respect to information furnished in writing by such Holder or on such Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable

Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 4.5 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that it was the responsibility of such Holder to provide such person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.6. As a condition to including Registrable Securities in any registration statement filed in accordance with Article IV hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

          SECTION 4.7.  Conduct of Indemnification Proceedings.  In case any
                        --------------------------------------
proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2, such person (an "Indemnified Party") shall promptly notify
                                     -----------------
the person against whom such indemnity may be sought (the "Indemnifying Party")
                                                           ------------------
in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

          SECTION 4.8.  Contribution.  If the indemnification provided for in
                        ------------
this Article 4 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Holders of Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Holder of Registrable Securities covered by a registration statement on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Holders or by the underwriters. The relative fault of the Company on the one hand and of each Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.8 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.8, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute pursuant to this
Section 4.8 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint.

          SECTION 4.9.  Participation in Public Offering.  No person may
                        --------------------------------
participate in any Public Offering hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

          SECTION 4.10.  Other Indemnification.  Indemnification similar to that
                         ---------------------
specified herein (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                                    ARTICLE V

                             RIGHT OF FIRST REFUSAL
                             ----------------------

          SECTION 5.1.  Right of First Refusal.
                        ----------------------

          (a) (i) Upon receipt of a registration request made by the Selling Investors pursuant to Section 4.1(a) hereof, the Company (or any person the Company may designate, a "Section 5.1 Designee") shall have the right (a "Right
                          --------------------                            -----
of First Refusal") to purchase, pursuant to the procedures set forth in this
- ----------------
Section 5.1, all the Shares (the "First Refusal Shares") in respect of which the
                                  --------------------
Company has received such registration request. Subject to Section 5.1(a)(ii), the Company or the Section 5.1 Designee shall have the right to purchase the First Refusal Shares at a price per share equal to the Fair Market Value of the Company's common stock by giving notice in writing to such effect to the Selling Investors (the "Purchase Notice") within [10] days of the Company's receipt of
                ---------------
such registration request.  For purposes of this Section 5.1, "Fair Market
                                                               -----------
Value" means the average daily closing price of the Company's publicly traded
- -----
Shares on the Nasdaq National Market or such other securities exchange on which the Shares may be traded (as reported in The Wall Street Journal) for the 45 trading days immediately preceding the Company's delivery of the Purchase Notice. If the Company or the Section 5.1 Designee elects not to purchase the First Refusal Shares or fails to deliver the Purchase Notice by 5:00 p.m. (New York City time) on the [tenth] day after the Company's receipt of such registration request, the Selling Investors shall be entitled to the demand registration rights provided in Section 4.1. If the [tenth] day after the Company's receipt of such registration, is not a Business Day, the Company or the Section 5.1 Designee shall be entitled to deliver the Purchase Notice by 5:00 p.m. (New York City time) on the next succeeding Business Day.

          (ii) A majority of the Selling Investors requesting the registration in respect of which the Company delivered the Purchase Notice may withdraw such registration request by giving notice in writing to such effect to the Company (the "Withdrawal Notice") at any time prior to the date which is [five] days
      -----------------
after the date of delivery of the Purchase Notice.

          (b) If the Company or the Section 5.1 Designee shall have delivered the Purchase Notice (and no Withdrawal Notice shall have been delivered), the closing of the purchase of the First Refusal Shares pursuant to this Section 5.1 shall take place in New York City on the date specified in the Purchase Notice which date shall neither be earlier than 5 days nor later than [20] days after the date of delivery of the Purchase Notice. Promptly upon receipt of the Purchase Notice, if no Withdrawal Notice shall have been delivered, each Selling Investor of First Refusal Shares shall deliver to the Company the certificates for such Shares, in form for transfer, Duly Endorsed, against payment therefor. The Company or the Section 5.1 Designee, as the case may be, shall make payment on the closing date by delivering to each Selling Investor a certified check or wire transfer in immediately available funds for the purchase price of such Selling Investor's First Refusal Shares, against delivery of the certificates for such Shares, in form for transfer, Duly Endorsed. If the Company or the Section 5.1 Designee, as the case may be, shall fail to purchase the First Refusal Shares in accordance with this Section 5.1(b), the Selling Investors shall be entitled to the demand registration rights provided in Section 4.1.

          (c) Notwithstanding the foregoing provisions of this Section 5.1, no Selling Investor which is an ERISA Holder shall be obligated to sell any First Refusal Shares pursuant to this Section 5.1 if such Selling Investor determines in good faith, upon advice of counsel, that there is a material risk that such sale would constitute a prohibited or a party-in-interest transaction or would otherwise contravene ERISA and gives the Company notice thereof within 20 days after receiving a Purchase Notice. Notwithstanding the foregoing provisions of this Section 5.1(c), such ERISA Holder shall, if requested by the Company, use reasonable commercial efforts (which shall be, without limitation, reasonable as to time and expense) to obtain an appropriate exemption from any such ERISA restriction or to participate in restructuring such proposed transaction in such a manner that such ERISA Holder can determine that no such material risk exists, and the Company and such ERISA Holder shall cooperate with each other in such regard; provided that neither of them shall be required to take any action which it determines in good faith to be contrary to its best interests. If within 20 days of the Company's receipt of such ERISA Holder's notice, such ERISA Holder shall furnish to the Company a statement in writing that (i) after discussions with the Department of Labor, it is determined that there is a risk that such sale would constitute a prohibited or party-in-interest transaction or would otherwise contravene ERISA and (ii) because of the time and expense involved in obtaining an exemption from such ERISA restriction such sale is commercially unreasonable or contrary to such ERISA Holder's best interests, then such ERISA Holder shall be entitled to the demand registration rights provided in Section
4.1 hereof; provided that any exercise of such registration rights shall be subject to the provisions of Section 4.1, including the Minimum Registration Amount.


                                   ARTICLE VI

                  ADDITIONAL RIGHTS AND OBLIGATIONS OF HOLDERS
                  --------------------------------------------

          SECTION 6.1.  Certain Matters.  After July 31, 1990, for purposes
                        ---------------
hereof, with respect to Shares, and options to purchase Shares, of the Company held by Paul J. Schierl, (a) Mr. Schierl shall be deemed a "Holder", (b) all references to the "MEPA" and the "Purchase Agreements" shall be deemed to include the 1990 Agreement, and (c) all references to "Management Investors" shall be deemed to include Mr. Schierl except where otherwise indicated and, except that for purposes of clauses (ii) and (iii) of Section 7.13 hereof, Mr. Schierl shall be deemed to be a "Direct Investor" and not a "Management Investor."

          SECTION 6.2.  Reorganization.  In the event the Board of Directors
                        --------------
determines that it is in the best interest of the stockholders of the Company to establish Newco (as defined below) then, in the event that any capital stock, other securities or other interests are issued in respect of, in exchange for, or in substitution of, any Shares held by Holders by reason of any reorganization, recapitalization, reclassification, merger or consolidation involving the Company in which a newly formed corporation or partnership ("Newco") becomes the parent or holding company for or the successor to the
  -----
Company, each Holder hereby agrees to (i) in the event stockholder approval is required to effect such reorganization, vote all Shares beneficially owned by it in favor of such reorganization, and (ii) exchange, or cause the exchange, of Shares held by it into the applicable securities of Newco, such exchange to be made on a ratable basis among the Holders. Any references in this Agreement to "Shares" shall include any successor securities of Newco into which Shares may be exchanged in accordance with this Section 6.2 and any references to "stockholders of the Company" shall include the holders of such successor securities of Newco. All references to the Company in this Agreement shall include Newco.

          SECTION 6.3.  Pro Rata Purchase.  Notwithstanding anything in this
                        -----------------
Agreement to the contrary, nothing herein shall prohibit the Company from offering to purchase Shares from a Holder, and consummating the purchase thereof, provided that any such offer (other than with respect to Shares held by current or former employees of the Company or any of its subsidiaries pursuant to any agreement between the Company and any such employee) is made pro rata to each Holder.


                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

          SECTION 7.1.  Headings.  The headings in this Agreement are for
                        --------
convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

          SECTION 7.2.  No Inconsistent Agreements.  The Company will not
                        --------------------------
hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement. The Company has not previously entered into any agreement with respect to any of its debt or equity securities granting any registration rights to any person.

          SECTION 7.3.  Remedies.  The Company acknowledges and agrees that in
                        --------
the event of any breach of this Agreement by it, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for the Southern District of New York, or, in the event such Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action. The Company consents to personal jurisdiction in any such action brought in the United States District Court for the Southern District of New York, or any such other court and to service of process upon it in the manner set forth in Section
7.6 hereof.

          SECTION 7.4.  Frustration of Purpose.  No Holder may do directly or
                        ----------------------
indirectly, including, without limitation, through the sale of capital stock of its subsidiary or otherwise, that which is not permitted by the Agreement. The Board of Directors, in its sole discretion, shall have the right to make any determination pursuant to this Section 7.4, which determination shall be final and binding upon all the parties hereto, including, but not limited to, determinations with respect to certain sales of Shares pursuant to the rights of first refusal contained in Sections 2.3 and 5.1 hereof and certain rights to compel the sale of Shares contained in Section 2.5 hereof.

          SECTION 7.5.  Entire Agreement.  This Agreement, together with the
                        ----------------
Purchase Agreements referred to herein, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement and the Purchase Agreements supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

          SECTION 7.6.  Notices.  Any notice, request, instruction or other
                        -------
document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or by overnight delivery service, to the address of the party theretofore furnished to the Company or, in the case of a Permitted Transferee, to the address set forth in the written agreement executed pursuant to Section 7.9 hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Secretary. Notice shall be effective when sent by registered or certified mail, return receipt requested, postage prepaid to the party, and when received if delivered personally or otherwise by the party to whom it is directed.

          SECTION 7.7.  Applicable Law.  The laws of the State of Delaware shall
                        --------------
govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

          SECTION 7.8.  Severability.  The invalidity or unenforceability of any
                        ------------
provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          SECTION 7.9.  Agreement to be Bound.  Except for persons who purchase
                        ---------------------
as contemplated by Sections 2.3(a)(iv) and (v) hereof and by the last sentence of Section 2.3(a) hereof, prior to the termination of this Agreement pursuant to
Section 7.10 hereof, no Shares or Share Equivalents (the "Restricted Shares")
                                                          -----------------
may be sold, transferred or otherwise disposed of pursuant to Section 2.3(a) hereof to any Permitted Transferee, Third Party or other transferee (the "Restricted Holders") or subsequently transferred to any Restricted Holder
 ------------------
unless such Restricted Holder, prior to such sale, transfer or other disposition, agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Agreement to the same extent and in the same manner as the transferor of such Restricted Shares, a copy of which writing shall be maintained on file with the Secretary of the Company and shall include the address of such Restricted Holder to which notices hereunder shall be sent. Each such supplementary agreement shall become effective upon its execution by the Company and the Restricted Holder of Restricted Shares, and it shall not require the signatures or the consent of any other Holder.

          SECTION 7.10.  Termination.  This Agreement shall terminate and be of
                         -----------
no further force or effect upon the earlier of: (i) such time as both MSLEF and Fort Howard Equity Investors II cease to own any of the then outstanding Shares or (ii) the tenth anniversary of this Agreement.

          SECTION 7.11.  Additional Holders.  Each employee of the Company or
                         ------------------
any direct or indirect subsidiary of the Company who becomes a holder of Shares or Share Equivalents after August 8, 1988 shall, at the option of the Company, become a party to this Agreement and be bound by its terms and be able to enforce his rights as a Management Investor and as a Holder hereunder. Each other person which enters into a Purchase Agreement on or after August 8, 1988 and becomes a holder of Shares or Share Equivalents shall, at the option of the Company, become a party to this Agreement and be bound by its terms and be able to enforce its rights as a Holder hereunder. If the Company so determines, such employee or such other person shall enter into a supplementary agreement with the Company to such effect. Each such supplementary agreement shall become effective upon its execution by the Company and the new holder of Shares or Share Equivalents, and it shall not require the signatures or the consent of any other Holder. The supplementary agreement between the Company and any new holder of Shares or Share Equivalents may modify some of the terms of this Agreement as they affect the rights and obligations of the new holder of Shares or Share Equivalents; provided that the modified terms shall not be materially adverse to any of the other Management Investors, Direct Investors or MS/Fund Investors.

          SECTION 7.12.  Other Agreements.  Nothing contained in this Agreement
                         ----------------
shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Shares, Share Equivalents or other securities of the Company or any direct or indirect subsidiary of the Company imposed by, any other agreement including, but not limited to, the Purchase Agreements.

          SECTION 7.13.  Successors, Assigns, Transferees.  The provisions of
                         --------------------------------
this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Notwithstanding the foregoing, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Holder, except as permitted by Section 2.3,
Section 2.4 or Section 5.1 hereof, without the prior written consent of (i) the Holders of a majority of the Shares then held by MSLEF, Morgan Stanley Group and their Permitted Transferees, (ii) the Holders of a majority of the Shares then held by the Direct Investors and their respective Permitted Transferees, (iii) the Holders of a majority of the Shares then held by the Management Investors and their respective Permitted Transferees and (iv) the Company; provided, however, that (A) the Company may assign any of its rights and remedies hereunder to any Affiliate of the Company, and such Affiliate may assume any of its obligations and liabilities, without obtaining the prior written consent of the Holders specified in clauses (i), (ii) and (iii) of this Section 7.13; (B) if the provisions of this Agreement are no longer applicable to one or more of the Holders specified in clauses (i), (ii) and (iii) of this Section 7.13, then the consent of such Holder or Holders shall not be required under this Section 7.13; and (C) a Holder may assign his rights and remedies with respect to Shares or Share Equivalents transferred to a Restricted Holder, and such Restricted Holder may assume such Holder's obligations and liabilities with respect to Shares or Share Equivalents, in accordance with Section 2.3(a) or Section 7.9 hereof, concurrently with such transfer, without obtaining the prior written consent of the Company or the Holders specified in clauses (i), (ii) and (iii) of this Section 7.13.

          SECTION 7.14.  Defaults.  A default by any party to this Agreement in
                         --------
such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

          SECTION 7.15.  Amendments; Waivers.  This Agreement may not be
                         -------------------
amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Holders specified in clauses (i) through (iii) inclusive of
Section 7.13 hereof; provided, however, that (a) any amendment to the definition of Permitted Transferee set forth in Section 1.1 hereof with respect to either Morgan Stanley Group or MSLEF shall only require the written consent of the Direct Investors and their respective Permitted Transferees that hold Shares subject to this Agreement and (b) any amendment to
Article II hereof shall only require the written consent of the Holders subject to Article II.

          SECTION 7.16.  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

          SECTION 7.17.  Attorneys' Fees.  In any action or proceeding brought
                         ---------------
to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          SECTION 7.18.  Recapitalization, etc.  In the event that any capital
                         ---------------------
stock or other securities are issued in respect of, in exchange for, or in substitution of, any Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Shares or any other change not contemplated or provided for in Section 6.2 in the capital structure of the Company, appropriate adjustments shall be made with respect to Article II hereof so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

          SECTION 7.19.  Effectiveness.  This amendment and restatement of the
                         -------------
1990 Agreement shall become effective upon the execution and delivery hereof, pursuant to Section 7.15, by the Company and the Holders specified in clauses
(i) through (iii) inclusive of Section 7.13 hereof, and thereupon, subject to
Section 7.13, shall be binding on, and inure to the benefit of, each holder of record of Shares or Share Equivalents as of the date hereof that is a party to the 1990 Stockholders Agreement as of the date hereof, a schedule of which is maintained in the records of the Company, and their respective heirs, successors and permitted assigns, whether or not such holders, other than the signatories to this amendment and restatement, shall execute this amendment and restatement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              FORT HOWARD CORPORATION

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              MORGAN STANLEY GROUP INC.

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE MORGAN STANLEY LEVERAGED EQUITY FUND II, L.P.

                              By:  MORGAN STANLEY LEVERAGED EQUITY
                                   FUND II, INC., as General Partner

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              FORT HOWARD EQUITY INVESTORS, L.P., a Delaware limited partnership

                              By:  MORGAN STANLEY EQUITY INVESTORS INC., General
                                 Partner

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              FORT HOWARD EQUITY INVESTORS II, L.P.

                              By:  MORGAN STANLEY EQUITY
                                   INVESTORS INC.


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              MELLON BANK, N.A., TRUSTEE  for First Plaza Group
                                 Trust (as directed by General Motors Pension
                                 Investment Committee)


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              LEEWAY & CO.

                              By:  STATE STREET BANK & TRUST CO.,
                                   a partner


                              By:
                                 -----------------------------------------------
                                 Name:  Donald H. DeMeuse


                              By:
                                 -----------------------------------------------
                                 Name:  Kathleen J. Hempel


                              By:
                                 -----------------------------------------------
                                 Name:  Michael Riordan


                              By:
                                 -----------------------------------------------
                                 Name:  James W. Nellen II